SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934

                                                               ----
               Filed by the Registrant                         / X /
                                                               ----
                                                               ----
          Filed by a party other than the Registrant           /   /
                                                               ----

Check the appropriate box:
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/   / Preliminary Proxy Statement
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/   / Confidential, for Use of the Commission Only (as
----  permitted by Rule 14a-6(e)(2))
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/ X / Definitive Proxy Statement
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/   / Definitive Additional Materials
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/   / Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----  Sec. 240.14a-12

                   PUTNAM HIGH INCOME BOND FUND

         (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement,
                   if other than Registrant)


Payment of Filing Fee (Check the appropriate box):
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/ X / No fee required
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/   / Fee computed on table below per Exchange Act Rule 14a
----  6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
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/   / Fee paid previously with preliminary materials.
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/   / Check box if any part of the fee is offset as provided by Exchange
---- Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


Important information for shareholders of

PUTNAM HIGH INCOME BOND FUND

The document you hold in your hands contains your proxy statement and proxy card. Your proxy tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 3.

We urge you to carefully review the proxy statement, and provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don't return their proxies in sufficient numbers, we have to make follow up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

PUTNAM INVESTMENTS

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Table of contents

A Message from the Chairman              1

Notice of Shareholder Meeting            2

Trustees' Recommendations                3

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.


[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

A Message from the Chairman

Dear Fellow Shareholder:

I am writing to you to ask for your vote on important matters that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. We are asking for your vote on the following matter: fixing the number of Trustees at thirteen and electing your fund's Trustees.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize that this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions via the Internet or by completing, signing, and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call a Putnam customer service representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

/S/ John A. Hill
John A. Hill, Chairman


PUTNAM HIGH INCOME BOND FUND

Notice of Annual Meeting of Shareholders

* This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam High Income Bond Fund:

The Annual Meeting of Shareholders of your fund will be held on August 21, 2003 at 11:00 a.m., Boston time, at the principal offices of the fund on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Trustees. See page 3.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via the Internet so that you will be represented at the meeting.

June 16, 2003


Proxy statement

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam High Income Bond Fund for use at the Annual Meeting of Shareholders of the fund to be held on August 21, 2003, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and the Proxy Statement are being mailed on or about June 16, 2003.

* How do your fund's trustees recommend that shareholders vote on this proposal?

The Trustees recommend that you vote

1. For fixing the number of trustees at thirteen as proposed and the election of all nominees.

* Who is eligible to vote?

Shareholders of record at the close of business on May 30, 2003 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.


The Proposals

I. Election of Trustees

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of your fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").

The Board Policy and Nominating Committee of the Trustees of your fund recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected as Trustees of your fund.

The nominees for Trustees and their backgrounds are shown in the table below. The table discloses each nominee's name, date of birth, principal occupation(s) during the past 5 years, and other information about the nominee's professional background, including other directorships the nominee holds. For more in depth bio information, please refer to Putnam Investments website: www.Putnaminv.com. Each nominee currently serves as a Trustee. Each Trustee oversees all of the Putnam funds and, with respect to your fund, serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2002, there were 101 Putnam funds.

Jameson Adkins Baxter (9/6/43)
Trustee since 1994

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Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter also serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Charles B. Curtis (4/27/40),
Trustee since 2001

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--------------------------------------------

Mr. Curtis is President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues). Mr. Curtis also serves as Senior Advisor to the United Nations Foundation

Mr. Curtis is a Member of the Council on Foreign Relations, and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a Member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support).

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000

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---------------------------------------

Mr. Hill is Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors).

Mr. Hill is also a Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College and various private companies controlled by First Reserve Corporation. He is also a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company).

Ronald J. Jackson (12/17/43),
Trustee since 1996

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--------------------------------------------

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson Foundation (a charitable trust). He is also a Member of the Board of Overseers of WGBH (public television and radio) as well as a Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47),
Trustee since 1997

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-----------------------------------------

Dr. Joskow is Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology.

Dr. Joskow also serves as a Director of National Grid Transco (a UK based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure); and the Whitehead Institute for Biomedical Research (a non-profit research institution). He has been President of the Yale University Council since 1993. Prior to February 2002, March 2000 and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), a Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38),
Trustee since 1992

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----------------------------------------------

Dr. Kennan is Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming) and President Emeritus of Mount Holyoke College.

Dr. Kennan also serves as a Trustee of Northeast Utilities and Centre College. She is also a Director of Talbots (a distributor of women's apparel). Prior to 2001, Dr. Kennan was a Member of the Oversight Committee of the Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic and Kentucky Home Life Insurance, respectively.

John H. Mullin, III (6/15/41),
Trustee since 1997

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----------------------------------------------

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin is also a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a company engaged in the broadcasting industry), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Robert E. Patterson (3/15/45),
Trustee since 1984

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----------------------------------------------

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson is also Chairman of the Joslin Diabetes Center, a Trustee of SEA Education Association and a Director of Brandywine Trust Company. Prior to December 2001, he served as President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust).

W. Thomas Stephens (9/2/42),
Trustee since 1997

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---------------------------------------------

Mr. Stephens is a Corporate Director.

Mr. Stephens is a Director of Qwest Communications, Xcel Energy
Incorporated (a public utility company), TransCanada Pipelines, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well (a printing and envelope company). Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and CEO of MacMillan-Bloedel (a forest products company).

W. Nicholas Thorndike (3/28/33),
Trustee since 1992

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------------------------------------------------

Mr. Thorndike is a Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and The Providence Journal Co. (a newspaper publisher).

Mr. Thorndike is also a Trustee of Northeastern University and an Honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively.

* Interested trustees

Lawrence J. Lasser* (11/1/42),
Trustee since 1992 and Vice President since 1981

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---------------------------------------------

Mr. Lasser is the President and Chief Executive Officer of Putnam
Investments and Putnam Management. He has been President and Chief Executive Officer since 1985, having begun his career there in 1969.

Mr. Lasser is also a Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. He also serves as a Member of the Board of Governors of the Investment Company Institute, as a Trustee of the Museum of Fine Arts, Boston, and as a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations and the Commercial Club of Boston.

George Putnam III* (8/10/51),
Trustee since 1984 and President since 2000

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--------------------------------------------

Mr. Putnam is the President of New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies), and of New Generation Advisers, Inc. (a registered investment adviser that provides advice to private funds specializing in investments in such companies). He founded New Generation in 1985.

Mr. Putnam is also a Director of The Boston Family Office, L.L.C. (a registered investment advisor), and a Trustee of St. Mark's School and Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education Association.

A.J.C. Smith* (4/13/34),
Trustee since 1986

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---------------------------------------

Mr. Smith is a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also Director of Trident Corp. (a limited partnership with over thirty institutional investors), and a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan.
--------------------------------------------------------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your Fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith each serves as Director of Marsh & McLennan Companies, Inc. The balance of the nominees are not "interested persons."

All the nominees were elected by the shareholders on August 15, 2002. The 13 nominees for election as Trustees will be elected as Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 13 for your fund.

* What are the trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, counsel and other experts as appropriate, selected by and responsible to the Trustees.

Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairman of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Audit and Pricing Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Dr. Joskow (Chairperson), Messrs. Thorndike and Stephens and Dr. Kennan.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the fund's shareholders. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin, Patterson and Thorndike. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for receipt of shareholder proposals for the next annual meeting" and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis, Mullin, Thorndike, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith, Stephens, Thorndike and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the open-end funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing funds. Its oversight of the closed-end funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Curtis, Jackson, Mullin and Patterson.

Distributions Committee. This Committee oversees all Fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson), Jackson, Thorndike and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairman), Jackson, Dr. Joskow, Putnam, Thorndike and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Messrs. Curtis (Chairperson), Hill, and Lasser and Dr. Kennan. Investment Oversight Committee B currently consists of Dr. Joskow (Chairperson), Ms. Baxter and Mr. Putnam. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Jackson and Smith. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Stephens and Thorndike.

The Investment Company Act of 1940 requires that your fund have a minimum proportion of trustees who are not affiliated in any way with your fund's investment manager, principal underwriter from time to time or any broker-dealer. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. The Trustees of your fund believe that independent trustees should represent at least two-thirds of the members of the board. Your fund's independent trustees meet regularly as a group in executive session.

* How large a stake do the trustees have in the Putnam family of funds?

The Trustees believe each Trustee should have a significant investment in the Putnam funds. The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each Trustee and the value of each Trustee's holdings in the fund and in all of the Putnam funds as of April 30, 2003.


Trustee shares table

                                                                Aggregate Dollar
                     Number of           Dollar Range           Range of Shares
                     shares owned        of Putnam              Held in all of the
                     in Putnam           High Income            Putnam Funds
                     High Income         Bond Fund              Overseen by
Name of Trustee      Bond Fund           Shares Owned           Trustee (101)
----------------------------------------------------------------------------------
Jameson A. Baxter        230             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Charles B. Curtis        110             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John A. Hill            32,100         over $100,000            over $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson        200             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Paul L. Joskow           100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan      234             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
John H. Mullin, III      100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Robert E. Patterson      616             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens       100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
W. Nicholas Thorndike    298             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
Lawrence J. Lasser       100             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
George Putnam, III       500             $1-$10,000             over $100,000
----------------------------------------------------------------------------------
A.J.C. Smith             200             $1-$10,000             over $100,000
----------------------------------------------------------------------------------


At April 30, 2003, the Trustees and officers of the fund as a group owned less than 1% of the outstanding shares of such fund on that date.

* What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

* by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How often do the trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 2002, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during your fund's last fiscal year is shown in the table below:

Fiscal year ended August 31, 2002
---------------------------------------------------------
Audit and Pricing Committee*                           11
---------------------------------------------------------
Board Policy and Nominating Committee**                 4
---------------------------------------------------------
Brokerage and Custody Committee                         4
---------------------------------------------------------
Communication, Service and Marketing Committee          7
---------------------------------------------------------
Contract Committee                                     12
---------------------------------------------------------
Distributions Committee                                 2
---------------------------------------------------------
Executive Committee                                     2
---------------------------------------------------------
Investment Oversight Committee                         10
---------------------------------------------------------

* Effective February 2002, the Pricing Committee's functions were merged into the Audit and Pricing Committee. The number of meetings shown represents the number of meetings held by the Audit Committee during your fund's last fiscal year. The Pricing Committee met 2 times prior to the combination.

** Effective March 2002, the Proxy Committee's functions were merged into the Board Policy and Nominating Committee. The number of meetings shown represents the number of meetings held by the Board Policy and Nominating Committee during your fund's last fiscal year. The Proxy Committee met 2 times prior to the combination.

* What are the trustees paid for their services?

Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services.

The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2002:



Compensation Table

                                                                 Estimated
                                             Retirement             annual            Total
                             Aggregate         benefits      benefits from     compensation
                          compensation       accrued as         all Putnam         from all
                              from the     part of fund         funds upon           Putnam
Trustees/Year                 fund (1)         expenses     retirement (2)        funds (3)
-------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)         $578             $145           $100,000         $216,750
-------------------------------------------------------------------------------------------
Charles B. Curtis/2001             554               56            100,000          206,250
-------------------------------------------------------------------------------------------
John A. Hill/1985(4)(6)            969              207            200,000          388,250
-------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(4)          566              138            100,000          207,250
-------------------------------------------------------------------------------------------
Paul L. Joskow/1997(4)             552              144            100,000          203,750
-------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992           542              195            100,000          204,250
-------------------------------------------------------------------------------------------
Lawrence J. Lasser/1992(5)          --               87             92,500               --
-------------------------------------------------------------------------------------------
John H. Mullin, III/1997(4)        560              216            100,000          210,000
-------------------------------------------------------------------------------------------
Robert E. Patterson/1984           566              101            100,000          211,000
-------------------------------------------------------------------------------------------
George Putnam, III/1984(6)         682               92            125,000          253,000
-------------------------------------------------------------------------------------------
A.J.C. Smith/1986(5)                --              197             91,833               --
-------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(4)         546              202            100,000          203,250
-------------------------------------------------------------------------------------------
W. Nicholas Thorndike/1992         550              261            100,000          204,500
-------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2002.

(3) As of December 31, 2002, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of August 31, 2002 were $174, $402, $274, $159 $213, $55.

(5) Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(6) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman and President of the Funds, respectively.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

Further information about voting and the meeting

Quorum and Methods of Tabulation. A majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on a proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm, D.F. King & Co., Inc., call you to record your voting instructions by telephone. If you wish to speak to a D.F. King & Co., Inc. representative, call 1-800-735-3428. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number D. F. King & Co., Inc. has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet you will need the "control" number that appears on your proxy card. To use the Internet, please access the Internet address listed on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense D. F. King & Co., Inc., 48 Wall Street New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $2,500 plus reasonable out-of-pocket expenses for mailing and phone costs. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either
(i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees, provided that shareholders submit their recommendations by the date set forth below. If a shareholder who wishes to present a proposal fails to notify the fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the August 2004 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than May 23, 2004 and no later than June 22, 2004. It is currently anticipated that your fund's next annual meeting of shareholders will be held in August 2004. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before February 17, 2004. Shareholders who wish to make a proposal at the August 2004 annual meeting -- other than one that will be included in the fund's proxy materials -- should notify the fund no later than May 2, 2004.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund information

Putnam Investments. Putnam Investment Management, LLC, the fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian is also a subsidiary of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Limitation of Trustee liability. The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Auditors. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit and Pricing Committee of the Board of Trustees unanimously approved the selection of PricewaterhouseCoopers LLP in September 2001, and the Trustees unanimously approved such selection in September 2001. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

The following table sets forth the aggregate fees billed for professional services rendered by your fund's principal accountant for the fund's most recent fiscal year:

                       Audit Fees       Financial Information       All
                        for All           Systems Design and       Other
     Audit Fees       Putnam Funds       Implementation Fees       Fees
-----------------------------------------------------------------------------
       $49,500         $3,170,144                $0                $8,180
-----------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of your fund's annual financial statements for the most recent fiscal year. The fees disclosed under the caption "Audit Fees for All Putnam Funds" are the aggregate fees billed for professional services rendered for the audits of all Putnam funds for which your fund's independent accountants served as auditors for each such fund's most recent fiscal year ending on or before your fund's most recent fiscal year end. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for your fund's most recent fiscal year to your fund, to Putnam Management, the fund's investment manager, and to any entity controlling, controlled by or under common control with Putnam Management that provides services to the fund. The amounts disclosed in "All Other Fees" are entirely related to providing tax compliance assistance and rating agency reviews for the fund and other assurance services.

The Audit and Pricing Committee of the Board of Trustees is responsible for making recommendations to the Trustees as to the selection of your fund's auditors. (Additional information about the Audit and Pricing Committee is included under "Election of Trustees.") The Audit and Pricing Committee has established a policy, in addition to other practices and requirements relating to the selection of the fund's auditors, that all non-audit services proposed to be performed by your fund's principal accountants for the fund, Putnam Management and certain related parties be considered and approved by the Audit and Pricing Committee or by an authorized representative of the committee in advance of the provision of such services. This pre-clearance policy calls for the consideration, among other things, of whether the provision of the proposed services would be compatible with maintaining the independence of your fund's principal accountants. The provision of services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was approved in accordance with such pre-clearance policy.

The Audit and Pricing Committee of your fund has submitted the following report:

The Audit and Pricing Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Pricing Committee has discussed with your fund's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Pricing Committee has received the written disclosures and the letter from your fund's independent accountants required by the SEC's Independence Standards (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Pricing Committee various matters relating to the auditor's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Pricing Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund's annual report to shareholders for the last fiscal year.

Paul L. Joskow (Chairperson)
Elizabeth T. Kennan
W. Nicholas Thorndike
W. Thomas Stephens

Officers and other information. All of the officers of your fund, with the exception of George Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam LLC, Messrs. Putnam, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam III and Lawrence
J. Lasser, the other officers of your fund are as follows:



                                     Year first
Name (date of birth)                 elected         Business experience
Office with the fund                 to office       during past 5 years
-------------------------------------------------------------------------------------
Charles E. Porter (7/26/38)          1989            Managing Director,
Executive Vice President                             Putnam Investments
Treasurer & Principal Financial Officer              and Putnam Management
-------------------------------------------------------------------------------------
Patricia C. Flaherty (12/1/46)       1993            Senior Vice President,
Senior Vice President                                Putnam Investments
                                                     and Putnam Management
-------------------------------------------------------------------------------------
Karnig H. Durgarian (1/13/56)        2002            Senior Managing Director,
Vice President and Principal                         Putnam Investments
Executive Officer
-------------------------------------------------------------------------------------
Steven D. Krichmar (6/27/58)         2002            Managing Director,
Vice President and Principal                         Putnam Investments. Prior to
Financial Officer                                    July 2001, Partner,
                                                     PricewaterhouseCoopers, LLP
-------------------------------------------------------------------------------------
Michael T. Healy (1/24/58)           2000            Managing Director,
Assistant Treasurer and                              Putnam Investments
Principal Accounting Officer
-------------------------------------------------------------------------------------
Brett Browchuk (2/27/63)             1994            Managing Director,
Vice President                                       Putnam Investments
                                                     and Putnam Management
-------------------------------------------------------------------------------------
Charles E. Haldeman Jr.(10/29/48)    2002            Senior Managing Director,
Vice President                                       Putnam Investments and Putnam
                                                     Management. Prior to October
                                                     2002, Chief Executive Officer,
                                                     Lincoln National Investment
                                                     Companies, prior to January
                                                     2000, President and Chief
                                                     Operating Officer, United Asset
                                                     Management.
-------------------------------------------------------------------------------------
Beth S. Mazor (4/6/58)               2002            Senior Vice President,
Vice President                                       Putnam Investments
-------------------------------------------------------------------------------------
Richard A. Monaghan* (8/25/54)       1998            Senior Managing Director,
Vice President                                       Putnam Investments and
                                                     Putnam Retail Management Prior
                                                     to November 1998, Managing
                                                     Director, Merrill Lynch
-------------------------------------------------------------------------------------
Stephen M. Oristaglio (8/21/55)      1998            Senior Managing Director,
Vice President                                       Putnam Investments. And Putnam
                                                     Management. Prior to July 1998,
                                                     Managing Director, Swiss
                                                     Bank Corp.
-------------------------------------------------------------------------------------
Gordon H. Silver (7/3/47)            1990            Senior Managing Director,
Vice President                                       Putnam Investments, Putnam
                                                     Management and Putnam Retail
                                                     Management
-------------------------------------------------------------------------------------
Mark C. Trenchard (6/5/62)           2002            Senior Vice President,
Vice President and BSA                               Putnam Investments
Compliance Officer
-------------------------------------------------------------------------------------
Judith Cohen (6/7/45)                1993            Clerk and Assistant Treasurer,
Clerk and Assistant Treasurer                        The Putnam Funds
-------------------------------------------------------------------------------------
Kevin M. Cronin (6/13/61)            1997            Managing Director,
Vice President                                       Putnam Management
-------------------------------------------------------------------------------------
Deborah F. Kuenstner (7/9/58)        1997            Managing Director,
Vice President                                       Putnam Management
-------------------------------------------------------------------------------------
Stephen C. Peacher (6/15/64)         1990            Managing Director,
Vice President                                       Putnam Management
-------------------------------------------------------------------------------------


* President of Putnam Retail Management.

Shares Outstanding of your Fund
as of April 30, 2003

Common shares:                                   13,814,046.688 shares
----------------------------------------------------------------------
5% beneficial ownership:                                          None
----------------------------------------------------------------------


This page intentionally left blank.


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581                              204289  5/03


P.O. BOX 9132
HINGHAM, MA  02043-9132

Your vote is important. For your convenience, you may record your voting instructions via the internet or by returning this proxy card by mail.

1 INTERNET

Go to https://www.proxyweb.com/Putnam

*  Enter the 14-digit control number printed on your proxy card.

*  Follow the instructions on the site.

*  There is no need for you to return your proxy card.

2 MAIL

Mail in the proxy card attached below.

*  Please sign and date your proxy card.

*  Detach the card from this proxy form.

*  Return the card in the postage-paid envelope provided.

PLEASE FOLD AT PERFORATION BEFORE DETACHING

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on August 21, 2003, for PUTNAM HIGH INCOME BOND FUND.

*** CONTROL  NUMBER:  999   999   999   999   99  ***

This proxy is solicited on behalf of the Trustees of the Fund.

The undersigned shareholder hereby appoints John A. Hill, Robert E. Patterson and W. Nicholas Thorndike, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of PUTNAM HIGH INCOME BOND FUND on August 21, 2003 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If your are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

High Inc Bond-R

Has your address changed?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments.

Detach this form from the proxy card and return it with your signed card in the enclosed envelope.

Name
    -------------------------------------------------------------
Street
      -----------------------------------------------------------
City
    -------------------------------------------------------------
State
     ------------------------------------------------------------
Zip
   --------------------------------------------------------------
Telephone
         --------------------------------------------------------

Do you have any comments?

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

PLEASE FOLD AT PERFORATION BEFORE DETACHING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.

Thank you!

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions, the Proxies will vote in the same manner as the Trustees recommend.

Please vote by filling in the appropriate box below.

FOR
fixing the number
of Trustees as
proposed and
electing all the
nominees (except
as marked to the
contrary at left)

WITHHOLD
authority to
vote for all
nominees

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES:

1. Proposal to fix the number of Trustees and elect all nominees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, J.A. Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J. Lasser, J.H. Mullin, III, R.E. Patterson, G. Putnam, III, A.J.C. Smith, W.T. Stephens and
W.N. Thorndike.

----------------------------------------------------------------------------
To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) above.

Note: If you have questions on the proposal, please call 1-800-225-1581.

High Inc Bond